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                                                                   EXHIBIT 10.17

                           BAKER HUGHES INCORPORATED

                             1995 STOCK AWARD PLAN

                                   I. PURPOSE

  The purpose of the BAKER HUGHES INCORPORATED 1995 STOCK AWARD PLAN (the "PLAN") is to provide a means through which BAKER HUGHES INCORPORATED, a DELAWARE CORPORATION (the "COMPANY"), and its subsidiaries may attract able persons to enter the employ of the Company and to provide a means whereby those upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting stock Awards to Employees as provided herein.

                                II. DEFINITIONS

  The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

    (a) "AWARD" means, individually or collectively, any stock award granted under the Plan.

    (b) "AWARD AGREEMENT" means a written agreement between the Company and a Holder with respect to an Award.

    (c) "BOARD" means the Board of Directors of the Company.

    (d) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

    (e) "COMMITTEE" means the committee charged with the administration of the Plan in accordance with Article IV.

    (f) "COMMON STOCK" means the common stock, par value $1 per share, of the Company.

    (g) "COMPANY" means Baker Hughes Incorporated.

    (h) "EMPLOYEE" means any person in an employment relationship with the Company or with one of its subsidiaries.

    (i) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

    (j) "HOLDER" means an Employee who has been granted an Award.

    (k) "PLAN" means Baker Hughes Incorporated 1995 Stock Award Plan, as amended from time to time.

    (1) "RULE 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

  The Plan shall be effective as of October 26, 1994, the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter and on or prior to the date of the first annual meeting of stockholders of the Company held subsequent to the acquisition of an

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equity security by a Holder hereunder for which exemption is claimed under Rule
16b-3. No further Awards may be granted under the Plan after October 26, 2004. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                               IV. ADMINISTRATION

  (a) COMPOSITION OF COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board which shall be (i) appointed by the Board,
(ii) consist of at least three members of the Board and (iii) constituted so as to permit the Plan to comply with Rule 16b-3. No member of the Committee shall be eligible to receive an Award under the Plan and no person who has received an Award in the preceding year shall be eligible to serve on the Committee.

  (b) POWERS. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Employees shall receive an Award, the time or times when such Award shall be made, the number of shares of Common Stock which may be issued under each such Award, and the vesting requirements which apply to each such Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

  (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

                 V. AWARD LIMITS AND SHARES SUBJECT TO THE PLAN

  (a) AWARD LIMITS. The Committee may, from time to time, grant Awards to one or more individuals determined by it to be eligible for participation in the Plan in accordance with the provisions of paragraph VI. Subject to paragraph VIII, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 350,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award.

  (b) STOCK OFFERED. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                VI. ELIGIBILITY

  Awards may be granted only to key Employees (including officers and directors who are also key Employees) as determined by the Committee. An Award may be granted on more than one occasion to the same Person.

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                               VII. STOCK AWARDS

  (a) AWARD GRANTS. Awards which may be granted by the Committee pursuant to the Plan are rights to receive shares of Common Stock which vest over a period of time or upon the occurrence of an event as established by the Committee, without payment of any amounts by the holder thereof to the Company (except to the extent otherwise required by law, such as income or transfer taxes) or satisfaction of any performance criteria or objectives.

  (b) AWARD PERIOD. The Committee shall establish, with respect to and at the time of each award, a period over which or the event upon which the Award shall vest with respect to the Holder.

  (c) AWARDS CRITERIA. In determining the grant of an Award, the Committee may take into account an individual's responsibility level, performance, potential, length of service, age, other Awards, compensation, other Common Stock ownership and such other considerations as it deems appropriate.

  (d) PAYMENT. Following the end of the vesting period for an Award, the Holder of an Award shall be entitled to receive the underlying shares of Common Stock represented by the Award as soon as administratively practicable following such vesting. Cash dividend equivalents may be paid during or after the vesting period with respect to an Award, as determined by the Committee.

  (e) TERMINATION OF EMPLOYMENT. An Award shall terminate if the Holder does not remain continuously in the employ of the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

  (f) AGREEMENTS. At the time any Award is made under this paragraph VII, the Company and the Holder shall enter into an Award Agreement setting forth each of the matters contemplated hereby as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical.

                    VIII. RECAPITALIZATION OR REORGANIZATION

  (a) The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced.

  (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted, the Holder shall be entitled to receive under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled to receive pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

  (c) In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this paragraph VIII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number of shares of Common Stock subject to such Awards. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

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  (d) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act of proceeding.

  (e) Any adjustment provided for in Subparagraphs (a), (b) or (c) above shall be subject to any required stockholder action.

  (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted.

                   IX. AMENDMENT AND TERMINATION OF THE PLAN

  The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the holder without the consent of the Holder, and provided, further, that the Board may not, without approval of the stockholders, amend the Plan;

    (a) to increase the maximum number of shares which may be issued pursuant to Awards, except as provided in paragraph VIII;

    (b) to change the class of individuals eligible to receive Awards under the Plan;

    (c) to extend the maximum period during which Awards may be granted under the Plan;

    (d) to modify materially the requirements as to eligibility for participation in the Plan;

    (e) to materially increase the benefits accruing to participants under the Plan; or

    (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                                X. MISCELLANEOUS

  (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Award or any of the rights hereunder except as may be evidenced by an Award or by an Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of Common Stock or other assets to assure the payment of any Award.

  (b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time.

  (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as

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the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

  (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

  (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution.

  (f) RULE 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

  (g) GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Texas, except to the extent that it implicates matters which are the subject of the General Corporation Law of the State of Delaware which matters shall be governed by the latter law.

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